Exhibit 10.6

99853 Fee: 496.00 Page 1 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
Susan Davidson, North Dakota Recorder
By Crystal Nesilg          Deputy
RETURN TO ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457 BILLINGSMT 59103

STATE OF NORTH DAKOTA } } COUNTY OF GOLDEN VALLEY }	GRANTOR ✓ GRANTEE ✓ TRACT ✓

ASSIGNMENT OF OIL AND GAS LEASES

KNOW ALL MEN BY THESE PRESENTS:

That, Sage Oil & Gas Co., whose address is 4319 Palisades Park, Billings, Montana 59106, herein called "Assignor," in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby ASSIGN, TRANSFER, SELL, SET OVER and CONVEY unto Stratex Oil and Gas, Inc., with offices at 30 Echo Lake Road, Watertown, Connecticut 06795, its successors and assigns, hereinafter referred to as "Assignee', all of Assignor's right, title and interest in and to those certain Oil and Gas Leases located in Golden Valley County, North Dakota. (sometimes hereinafter the "Leases" or "Fee Leases" or "Federal Leases"), more particularly identified and described on attached Exhibit A.

Assignor reserves unto itself, its successors and assigns, an overriding royalty interest equal to the difference between existing burdens and 18.5% on the fee Leases and equal to the difference between existing burdens and 16.0% on the federal Leases, in and to all of the oil, gas and other hydrocarbons produced, saved and sold from the interests assigned hereunder in the Leases during the terms thereof including any extensions or renewals thereof. Any Leases acquired by Assignee its successors or assigns within two years of the termination of any of the Leases shall be deemed an extension or renewal lease for purposes under this provision insofar as the renewal or extension lease covers acreage transferred hereunder.

It is the intent of the parties that Assignee receive a proportionately reduced 81.5% net revenue interest on the Fee Leases and a proportionately reduced 84.0% net revenue interest on the Federal Leases.

Said overriding royaltv interests shall be inclusive or all existing royalties of record at the time of Closing and lessor's royalty, and shall be free of all development, production and operating expenses and shall be computed and valued in the same manner and shall be subject to the same allowable deductions and operating costs as would a federal royalty; except, however, said interest shall bear and pay currently its portion of gross production taxes, pipeline taxes, and all other taxes assessed against the gross production subject to said overriding royalty interest. It is agreed that nothing herein contained shall impose upon the Assignor, its successors or assigns, any duty or obligation to develop or operate the property covered by the Leases for oil, gas or other hydrocarbons, nor to maintain the Leases in effect by the payment of delay rentals or other means.

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 2 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

In the event the Leases and the lands covered thereby, or any part thereof, are pooled or consolidated with other lands and leases into voluntary units, or into units as established by any governmental authority having jurisdiction. and if said Leases or any part thereof pooled accordingly, then the overriding royalty interest herein reserved shall be reduced in the proportion that the acreage burdened by said overriding royalty interest bears to all the acreage included in any such pooled unit.

In the event the Leases covers less than the entire fee simple mineral interest or if Assignor owns less than 100% of the leasehold working interest in the Leases, the overriding royalty interest herein reserved shall be reduced proportionately.

Assignee acknowledges it is sophisticated in the evaluation, purchase, ownership and operation of oil and gas interests. Assignee has had the opportunity to review all lease and title information in Assignor's possession, and in making its decision to enter into this Assignment and to consummate the transactions contemplated hereby. Assignee has relied or shall rely solely on its own investigation and evaluation of the interests assigned herein and has satisfied or shall satisfy itself through its own due diligence as to all title, environmental and contractual arrangements and other matters affecting the interests herein assigned.

Except as expressly warranted, represented or covenanted otherwise in this assignment, without limiting the generality or the foregoing. Assignor expressly disclaims any representation or warranty, express or implied, as to Assignor's title to any of the interests assigned herein, it being expressly understood and agreed by the parties that Assignee shall be deemed to be obtaining the title to the interests assigned herein in its present status, with all faults or defects (know or unknown, latent, discoverable or undiscoverable).

Separate assignments of the federal Leases shall he executed on approved forms by Assignor to Assignee, in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Said assignments shall be deemed to contain all of the exceptions, reservations, rights, titles, power and privileges set forth herein as fully as though the same were set forth in each such assignment. The interests conveyed by any such separate assignments are the same and not in addition to, the Leases conveyed herein,

This Assignment shall be subject to the terms, provisions, and conditions of that certain Purchase and Sale Agreement dated June 23, 2011, by and between Sage Oil & Gas Co and Stratex Oil and Gas, Inc.

This Assignment is also subject to the terms, provisions, and conditions of that certain Purchase and Sale Agreement dated June 25, 2011, by and between Codak Land

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 3 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

Company, LLC and Sage Oil & Gas Co., Inc., including, without limitation, benefit of the reservation contained in Section 7, thereof under which Codak Land Company, LLC specifically retains all rights in and liability for the Northrop #1-25 Well. located in the SWNW of Section 25-136N-106W. Golden Valley County, North Dakota.

Assignor makes no representation or warranty of title, either express or implied, except by, through or under Assignor, but not otherwise.

This instrument and all the terms, covenants, conditions and reservations herein contained shall be binding upon and inure to the benefit of Assignor and Assignee, their respective successors and assigns, and shall be deemed covenants running with the leasehold estate and interest assigned hereby.

IN WITNESS WHEREOF, Assignor has caused this instrument to be executed on the 28 day of July 2011.

Assignor:		Assignee:

Sage Oil & Gas Co.		Stratex Oil and Gas, Inc.

By:	/s/ John J. Kane	By:	/s/ Timothy L. Kelly
	John J. Kane		Timothy L. Kelly
	President		President

AKNOWLEDGEMENT

STATE OF MONTANA                  )
                                                             ) ss
COUNTY OF YELLOWSTONE      )

On this 28 day of July, 2011. before me personally appeared John J. Kane, to me personally known or who being by me duly sworn, did say that he is the President of Sage Oil & Gas Co., a Montana corporation, and said John J. Kane acknowledged said instrument to be the free act and deed of Sage Oil & Gas Co.

Witness my hand and official seal.

My commission expires:	/s/ Robert H. Prigge
7-16-2015	Notary Public
	Printed Name:	Robert H. Prigge

Assignment of Oil and Gas Leases Sage Oil & Gas Co., Assignor Stratex Oil and Gas. Inc,. Assignee Golden Valley County, North Dakota Page 4 of 4	99853 Fee: 496.00 Page 2 of 17 Golden Valley Counry, Filed 8/12/2011 at 11:12 AM RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW PO BOX 1457ELLINGSMT59103

STATE OF MONTANA

COUNTY OF YELLOWSTONE

On this 28 day of July, 2011. before me personally appeared Timothy L. Kelly, to me personally known or who being by me duly sworn, did say that he is the President of Sage Oil & Gas Inc., a Delaware corporation, and said Timothy L. Kelly acknowledged said instrument to be the free act and deed of Sage Oil & Gas Inc.

Witness my hand and official seal.

My commission expires:	/s/ Robert H. Prigge
7-16-2015	Notary Public
	Printed Name:	Robert H. Prigge
	Address:	PO Box 1457
Billings, MT 59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #

Marilyn D. Sheldon	Codak Land Company, LLC	8/12/09	137N-105W	4	NW	99332

Douglas John and Theresa	Codak Land Company, LLC	8/12/09	137N-105W	4	SE	99333

Raymond E. Lundin	Codak Land Company, LLC	8/13/09	137N-105W	28	NE	99331

Rodger A. Marquardt	Codak Land Company, LLC	8/13/09	137N-104W	32	E2SW, SE	99315

Janice Lee	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99348
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Danny McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99347
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-105W	25	All
			136N-106W	35	NE
						99346
Joanne Bowers	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-105W	25	All
			136N-106W	35	NE

Maureen McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99349
			136N-105W	7	All

99853 Fee: 496.00 Page 5 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	30	S2
Maureen McNeary con't			136N-105W	32	All
			136N-105W	25	All
			136N-106W	35	NE

Tom McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99335
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Bill McNeary	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99340
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Claudia Peterson	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99338
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-105W	25	All
			136N-106W	35	NE

Danny Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99339
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-105W	25	All
			136N-106W	35	NE

99853 Fee: 496.00 Page 6 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #

Lois Northrop Living Trust	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99341
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Sue Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99342
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

James Nothrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99344
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Earl & Audrey Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99337
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Jane Lopes	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99343
			136N-105W	7	All

99853 Fee: 496.00 Page 7 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
Jane Lopes con't			136N-106W	35	NE

Perry Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99336
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Pauline Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99334
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	30	NE
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Randy Nothrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99345
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	30	NE
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

John Northrop	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99350
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	30	NE

99853 Fee: 496.00 Page 8 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
136N-105W	32	All
136N-106W	25	All
136N-106W	35	NE

Jackie Higlin	Cokamo Oil, LLC, Tital Land	3/24/09	136N-105W	6	S2	99351
			136N-105W	7	All
			136N-105W	30	S2
			136N-105W	30	NE
			136N-105W	32	All
			136N-106W	25	All
			136N-106W	35	NE

Mel and Edith Bosserman	Codak Land Company, LLC	8/12/09	136N-105W	5	Lots 1-12, S2	99327
			137N-104W	32	N2, W2SW
			137N-105W	3	Lots 1-4, S2N2, S2
			137N-105W	10	All
			137N-105W	16	NE, E2SW
			138N-105W	34	S2S2

Michael Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99328

Mark and Debra Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99329

Jason and Julie Bosserman	Codak Land Company, LLC	8/13/09	137N-105W	27	NW	99330

James Russell	Codak Land Company, LLC	8/12/09	137N-105W	4	Lots 1,2, S2NE	99777

Marti Lynn Denton	Codak Land Company, LLC	8/12/09	137N-105W	4	Lots 1,2, S2NE	99777

99853 Fee: 496.00 Page 9 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #

USA NDM99138	Codak Land Company, LLC	8/1/09	136N-105W	18	Lots 1-4, E2W2, SE	99316
			136N-105W	20	S2NE, exc 3.0 acres desc by

99853 Fee: 496.00 Page 10 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #

USA NDM98957	Codak Land Company, LLC	5/1/09	136N-106W	30	Lots 1-4, SE	99317
			136N-106W	31	Lots 1-4, E2
			136N-106W	34	All

USA NDM99142	Codak Land Company, LLC	8/1/09	136N-106W	20	SE	99318
			136N-106W	26	All
			136N-106W	35	SE
						99323
Eugene A. Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW
			136N-105W	11	NW
			136N-105W	17	N2
			136N-105W	17	S2
			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW
			136N-105W	29	All
			136N-105W	33	All
			136N-106W	3	Lots 1, 2, and 7-10
			136N-106W	4	Lots 1-6 and 11-12, SW
			136N-106W	4	Lots 7-10
			136N-106W	9	All
			136N-106W	10	S2N2
			136N-106W	11	All
			136N-106W	14	W2W2, NENW, N2NE, SENE
			137N-105W	17	S2SW
			137N-105W	18	SE
			137N-105W	19	Lots 1-4, E2W2, E2
			137N-105W	26	SW
			137N-105W	27	SE
			137N-105W	33	W2

99853 Fee: 496.00 Page 11 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #

Eugene A. Weinreis con't			137N-105W	34	S2S2
			137N-105W	34	N2, N2S2
			137N-105W	35	NW
			137N-106W	23	NW
			137N-106W	24	SE
			137N-104W	19	Lot 1, NE, NENW
			137N-104W	20	NW

Gerald L. Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99320
			136N-105W	11	NW
			136N-105W	17	All
			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW
			136N-105W	29	All
			136N-105W	33	All
			136N-106W	3	Lots 1, 2, and 7-10
			136N-106W	4	Lots 1-6 and 11-12, SW
			136N-106W	4	Lots 7-10
			136N-106W	9	All
			136N-106W	10	S2N2
			136N-106W	11	All
			136N-106W	14	W2W2, NENW, N2NE, SENE
			137N-105W	17	S2SW
			137N-105W	18	SE
			137N-105W	19	Lots 1-4, E2W2, E2
			137N-105W	26	SW
			137N-105W	27	SE
			137N-105W	34	S2S2
			137N-105W	34	N2, N2S2

99853 Fee: 496.00 Page 12 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
			137N-105W	35	NW
Gerald L. Weinreis con't			137N-106W	23	NW
			137N-106W	24	SE

Charles Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99322
			136N-105W	11	NW
			136N-105W	17	All
			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
Charles Weinreis con't			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW
			136N-105W	29	All
			136N-105W	33	All
			136N-106W	3	Lots 1, 2, and 7-10
			136N-106W	4	Lots 1-6 and 11-12, SW
			136N-106W	4	Lots 7-10
			136N-106W	9	All
			136N-106W	10	S2N2
			136N-106W	11	All
			136N-106W	14	W2W2, NENW, N2NE, SENE
			137N-105W	17	S2SW
			137N-105W	18	SE
			137N-105W	19	Lots 1-4, E2W2, E2
			137N-105W	26	SW
			137N-105W	27	SE
			137N-105W	34	S2S2
			137N-105W	34	N2, N2S2
			137N-105W	35	NW
			137N-106W	23	NW
			137N-106W	24	SE

99853 Fee: 496.00 Page 13 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
Peter J. Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99326
			136N-105W	11	NW
			136N-105W	17	All
Peter J. Weinreis con't			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW
			136N-105W	29	All
			136N-105W	33	All
			136N-106W	3	Lots 1, 2, and 7-10
			136N-106W	4	Lots 1-6 and 11-12, SW
			136N-106W	4	Lots 7-10
			136N-106W	9	All
			136N-106W	10	S2N2
			136N-106W	11	All
			136N-106W	14	W2W2, NENW, N2NE, SENE
			137N-105W	17	S2SW
			137N-105W	18	SE
			137N-105W	19	Lots 1-4, E2W2, E2
			137N-105W	26	SW
			137N-105W	27	SE
			137N-105W	34	S2S2
			137N-105W	34	N2, N2S2
			137N-105W	35	NW
			137N-106W	23	NW
			137N-106W	24	SE

Daniel D. Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99321
			136N-105W	11	NW
			136N-105W	17	All
			136N-105W	18	NE

99853 Fee: 496.00 Page 14 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
	136N-105W	19	Lots 1-4, E2W2, E2
	136N-105W	20	SW, S2SE, S2NE
	136N-105W	21	All
	136N-105W	28	E2E2, W2SE, E2SW
Daniel D. Weinreis con't	136N-105W	29	All
	136N-105W	33	All
	136N-106W	3	Lots 1, 2, and 7-10
	136N-106W	4	Lots 1-6 and 11-12 SW
	136N-106W	4	Lots 7-10
	136N-106W	9	All
	136N-106W	10	S2N2
	136N-106W	11	All
	136N-106W	14	W2W2, NENW, N2NE, SENE
	137N-105W	17	S2SW
	137N-105W	18	SE
	137N-105W	19	Lots 1-4, E2W2, E2
	137N-105W	26	SW
	137N-105W	27	SE
	137N-105W	34	S2S2
	137N-105W	34	N2, N2S2
	137N-105W	35	NW
	137N-106W	23	NW
	137N-106W	24	SE

Leland L. Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99324
			136N-105W	11	NW
			136N-105W	17	All
			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW

99853 Fee: 496.00 Page 15 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
	136N-105W	29	All
	136N-105W	33	All
	136N-106W	3	Lots 1, 2, and 7-10
	136N-106W	4	Lots 1-6 and 11-12 SW
	136N-106W	4	Lots 7-10
Leland L. Weinreis con't	136N-106W	9	All
	136N-106W	10	S2N2
	136N-106W	11	All
	136N-106W	14	W2W2, NENW, N2NE, SENE
	137N-105W	17	S2SW
	137N-105W	18	SE
	137N-105W	19	Lots 1-4, E2W2, E2
	137N-105W	26	SW
	137N-105W	27	SE
	137N-105W	34	S2S2
	137N-105W	34	N2, N2S2
	137N-105W	35	NW
	137N-106W	23	NW
	137N-106W	24	SE

George Weinreis	Codak Land Company, LLC	8/13/09	136N-105W	2	SW	99325
			136N-105W	11	NW
			136N-105W	17	All
			136N-105W	18	NE
			136N-105W	19	Lots 1-4, E2W2, E2
			136N-105W	20	SW, S2SE, S2NE
			136N-105W	21	All
			136N-105W	28	E2E2, W2SE, E2SW
			136N-105W	29	All
			136N-105W	33	All
			136N-106W	3	Lots 1, 2, and 7-10
			136N-106W	4	Lots 1-6 and 11-12, SW

99853 Fee: 496.00 Page 16 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103

Exhibit A
Attached to and made a part of that certain Assignment of Oil and Gas Leases, dated July 23, 2011,
Sage Oil Gas Co., Assignor, and Stratex Oil and Gas, Inc., Assignee
covering lands in Golden Valley County, North Dakota

Lessor	Lessee	Lease Dated	Twnshp Range	Sec	Description	Recorded as Document #
	136N-106W	4	Lots 7-10
	136N-106W	9	All
	136N-106W	10	S2N2
	136N-106W	11	All
	136N-106W	14	W2W2, NENW, N2NE, SENE
	137N-105W	17	S2SW
George Weinreis con't	137N-105W	18	SE
	137N-105W	19	Lots 1-4, E2W2, E2
	137N-105W	26	SW
	137N-105W	27	SE
	137N-105W	34	S2S2
	137N-105W	34	N2, N2S2
	137N-105W	35	NW
	137N-106W	23	NW
	137N-106W	24	SE

Weinreis Bros.	Codak Land Company, LLC	8/13/09	136N-106W	2	SW	99319
136N-106W	3	S2
136N-106W	10	N2N2
137N-105W	4	SW less 19.56 acres
137N-105W	9	NW less A-82 (2.73 ac), A-82 (9.1)
137N-105W	9	E2
137N-105W	9	SW

99853 Fee: 496.00 Page 17 of 17
Golden Valley County, Filed 8/12/2011 at 11:12 AM
RETURN TO: ROBERT PRIGGE, ATTORNEY AT LAW
PO BOX 1457BILLINGSMT59103